UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 27, 2010

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosures

On July 27 and 28, 2010, Steven R. Lewis, President and Chief Executive Officer of First Place Financial Corp., and David W. Gifford, Chief Financial Officer, will be conducting presentations at the Keefe Bruyette & Woods 11th Annual Community Bank Investor Conference in New York, New York. A copy of the slides containing financial and other information distributed in connection with the presentations is attached as Exhibit 99.1 to this report and incorporated herein by reference. The presentation will be archived for 60 days following the presentation and will be available at http://www.kbw.com/news/conferenceCommunity2010_Webcast.html or www.firstplacebank.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Slides distributed by Steven R. Lewis, President and Chief Executive Officer, and David W. Gifford, Chief Financial Officer, at the Keefe Bruyette & Woods 11th Annual Community Bank Investor Conference, New York, New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 27, 2010	By:	David W. Gifford
David W. Gifford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Slides distributed by Steven R. Lewis, President and Chief Executive Officer, and David W. Gifford, Chief Financial Officer, at the Keefe Bruyette & Woods 11th Annual Community Bank Investor Conference, New York, New York.